Exhibit 10.2

AMENDMENT NO. 5

TO

WARRANT EXERCISABLE FOR JUNIOR SECURITIES

This Amendment No. 5 (this “Amendment”) to Warrant Exercisable for Junior Securities is entered into effective as of November 9, 2021 by Evolve Transition Infrastructure LP, a Delaware limited partnership (the “Partnership”), and Stonepeak Catarina Holdings LLC, a Delaware limited liability company (the “Holder”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 2, 2019, as amended by the Letter Agreement (as defined below).

RECITALS

WHEREAS, on August 2, 2019, the Partnership issued to the Holder that certain Warrant Exercisable for Junior Securities, dated August 2, 2019 (the “Original Warrant”);

WHEREAS, on February 24, 2021, the Partnership and the Holder entered into Amendment No.1 to Warrant Exercisable for Junior Securities (the “First Amendment”);

WHEREAS, on May 4, 2021, the Partnership and the Holder entered into Amendment No. 2 to Warrant Exercisable for Junior Securities (the “Second Amendment”);

WHEREAS, on August 2, 2021, the Partnership and the Holder entered into Amendment No. 3 to Warrant Exercisable for Junior Securities (the “Third Amendment”);

WHEREAS, on November 5, 2021, the Partnership and the Holder entered into Amendment No. 4 to Warrant Exercisable for Junior Securities (the “Fourth Amendment,” and, the Original Warrant, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Warrant”);

WHEREAS, the Warrant entitles the Holder to receive from the Partnership a number of each class of Junior Securities (including Common Units but excluding Excluded Junior Securities) representing ten percent (10%) of the Junior Securities Deemed Outstanding (as defined in the Warrant) of such class as of the Exercise Date (as defined in the Warrant);

WHEREAS, Junior Securities Deemed Outstanding includes, among other things, (i) the number of such class of Junior Securities actually Outstanding at such time, and (ii) the number of such class of Junior Securities reserved for issuance at such time under the stock option or other equity incentive plans approved by the Board of Directors (the “Board”) of Evolve Transition Infrastructure GP LLC, the sole general partner of the Partnership (the “General Partner”), regardless of whether such Junior Securities are actually subject to outstanding Options at such time or whether any outstanding Options are actually exercisable at such time;

WHEREAS, on November 3, 2021, the Board appointed Randall Gibbs as Chief Executive Officer of the General Partner, Mike Keuss as the President and Chief Operating Officer of the General Partner and Jonathan Hartigan as the President and Chief Investment Officer of the

General Partner, with each such appointment becoming effective on December 1, 2021 (the “New Executives”). Prior to December 1, 2021, each of Messrs. Gibbs, Keuss and Hartigan will serve as employees of the General Partner;

WHEREAS, in connection with the hiring of the New Executives, the New Executives were issued (i) a total of 14,100,000 Common Units in the form of inducement awards as an inducement material to each of the New Executives becoming employees of the General Partner in accordance with Section 711(a) of the NYSE American Company Guide, and (ii) a total of 3,600,000 Common Units in the form of awards pursuant to Evolve’s existing long-term incentive plan (such 17,700,000 Common Units, collectively, the “New Executive Units”);

WHEREAS, the New Executive Units qualify as Junior Securities Deemed Outstanding for purposes of the Warrant;

WHEREAS, Section 4(a) of the Partnership’s Long-Term Incentive Plan, effective March 6, 2015 (the “LTIP”), provides that upon the issuance of additional Units from time to time, the maximum number of Units that may be delivered or reserved for delivery with respect to the LTIP shall be automatically increased by a number of Units equal to the lesser of (i) fifteen percent (15%) of such additional Units, or (ii) such lesser number of Units as determined by the Board (such increase, the “LTIP Increase”);

WHEREAS, the maximum LTIP Increase resulting from the issuance of the New Executive Units is 2,655,000 Units (the “LTIP Units”);

WHEREAS, the LTIP Units also qualify as Junior Securities Deemed Outstanding for purposes of the Warrant; and

WHEREAS, the Partnership and the Holder desire to amend the Warrant to include the New Executive Units and the LTIP Units in the definition of Excluded Junior Securities.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained herein, the General Partner does hereby amend the Partnership Agreement as follows:

1.Amendments. The Warrant is hereby amended as follows:

a.The definition of “Excluded Junior Securities” in Section 1 of the Warrant is hereby amended and restated in its entirety as follows:

“Excluded Junior Securities” means (i) any class or series of Junior Security that, with respect to distributions on such Junior Securities of cash or property and distributions upon liquidation of the Partnership (taking into account the intended effects of the allocation of gain and losses as provided in this Agreement), ranks junior to the Class C Preferred Units and senior to the Common Units, the proceeds from the sale of which are used to redeem the Class C Preferred Units, (ii) 1,866,823 Common Units reserved for issuance under the LTIP on February 25, 2021, so long as such Common Units are so reserved or issued pursuant to the LTIP, (iii) 2,064,487 Common Units reserved for issuance under the LTIP on May 20, 2021, so long as such Common Units are so reserved or issued pursuant to the LTIP, (iv) 1,201,928 Common Units reserved for issuance under the LTIP on August 20,

2021, so long as such Common Units so reserved or issued pursuant to the LTIP, (v) 17,700,000 Common Units issued to Randall Gibbs, Mike Keuss and Jonathan Hartigan pursuant to the New Executive Award Agreement, so long as such Common Units vest and are not otherwise forfeited, (vi) 2,655,000 Common Units reserved for issuance under the LTIP on November 9, 2021, so long as such Common Units are so reserved or issued pursuant to the LTIP, (vii) 1,624,828 Common Units reserved for issuance under the LTIP on November 22, 2021, so long as such Common Units are so reserved or issued pursuant to the LTIP.

b.The following definition of “New Executive Award Agreements” is hereby added to Section 1 of the Warrant in appropriate alphabetical order:

“New Executive Award Agreements” means (i) the Inducement Award Agreement Relating to Restricted Units, dated November 3, 2021, between Randall L. Gibbs and Evolve Transition Infrastructure GP LLC, (ii) the Inducement Award Agreement Relating to Restricted Units, dated November 3, 2021, between Mike Keuss and Evolve Transition Infrastructure GP LLC, (iii) the Inducement Award Agreement Relating to Restricted Units, dated November 3, 2021, between Jonathan Hartigan and Evolve Transition Infrastructure GP LLC, (iv) the Award Agreement Relating to Restricted Units, dated November 3, 2021, between Randall L. Gibbs and Evolve Transition Infrastructure GP LLC, (v) the Award Agreement Relating to Restricted Units, dated November 3, 2021, between Mike Keuss and Evolve Transition Infrastructure GP LLC, and (vi) the Award Agreement Relating to Restricted Units, dated November 3, 2021, between Jonathan Hartigan and Evolve Transition Infrastructure GP LLC.

2.Agreement in Effect.  Except as amended by this Amendment, the Warrant shall remain in full force and effect.

3.Applicable Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws.

4.Severability.  Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

5.Electronic Signature.  This Amendment may be executed via facsimile or other electronic transmission (including portable document format (*pdf)), and any such executed facsimile or electronic copy shall be treated as an original.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed as of the effective date written above.

/s/

PARTNERSHIP: EVOLVE TRANSITION INFRASTRUCTURE LP By: Evolve Transition Infrastructure GP LLC, its general partner

By:/s/ Charles C. Ward Name:Charles C. Ward Title:Chief Financial Officer and Secretary

/
HOLDER:

STONEPEAK CATARINA HOLDINGS, LLC
By:	Stonepeak Texas Midstream Holdco LLC, its managing member

By:	Stonepeak Associates LLC, its managing member

By:	Stonepeak GP Holdings LP, its sole member

By:	Stonepeak GP Investors LLC, its general partner

By:	Stonepeak GP Investors Manager LLC, its managing member

By:	/s/ Jack Howell
Name: Jack Howell
Title: Senior Managing Director

By:	/s/ Luke Taylor
Name: Luke Taylor
Title: Senior Managing Director

Signature Page to Amendment No.5 to
Warrant Exercisable for Junior Securities